July 20, 2012

DREYFUS INVESTMENT GRADE FUNDS, INC.

-DREYFUS INFLATION ADJUSTED SECURITIES FUND

Supplement to Statutory Prospectus

dated December 1, 2011

            The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management."

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus).  Investment decisions for the fund are made by a team of portfolio managers from Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  The team members are Robert Bayston, David Horsfall, CFA, and Nate Pearson, CFA, each of whom also is an employee of Dreyfus.  The fund has been team managed since April 2011.  Mr. Bayston has been a primary portfolio manager of the fund since January 2005 and is responsible for treasury inflation protected securities and derivative strategies with Standish.  Mr. Horsfall has been a primary portfolio manager of the fund since April 2011 and is deputy chief investment officer and a senior portfolio manager at Standish.  Mr. Pearson has been a primary portfolio manager of the fund since July 2012 and is an interest rate and derivatives strategist responsible for researching U.S. Government securities at Standish.  There are no limitations on the role of a team member with respect to investment decisions for the fund.

            The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management."

Investment decisions for the fund are made by a team of portfolio managers from Standish.  The team members are Robert Bayston, David Horsfall, CFA, and Nate Pearson, CFA, each of whom also is an employee of Dreyfus.  The fund has been team managed since April 2011.  Mr. Bayston has been a primary portfolio manager of the fund since January 2005 and is responsible for treasury inflation protected securities and derivative strategies with Standish, which he joined in 1991.  He also has been employed by Dreyfus since September 2001.  Mr. Horsfall has been a primary portfolio manager of the fund since April 2011.  He is deputy chief investment officer and a senior portfolio manager at Standish, responsible for overseeing the management of all single and multi-sector active fixed-income portfolios and strategies at Standish, which he joined in 1989.  He also has been employed by Dreyfus since October 2010.  Mr. Pearson has been a primary portfolio manager of the fund since July 2012.  He is an interest rate and derivatives strategist responsible for researching U.S. Government securities at Standish, which he joined in 2005.  He also has been employed by Dreyfus since July 2012.  There are no limitations on the role of a team member with respect to investment decisions for the fund.